SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


Current Report on Form 8-K Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   November 27, 2000         Commission File:  0-9416



                                WCM CAPITAL, INC.
                                -----------------

             (Exact Name of Registrant as specified in its charter)


         Delaware                                      13-2879202

(State or other Jurisdiction of               (IRS Employer Identification No.)
Incorporation or Organization)




              76 Beaver Street - Ste. 500, New York, New York 10005

                    (Address of Principal Executive Offices)


Registrants Telephone Number
Including area code:                                     (212) 344-2828

Item 4. Changes in Registrants Certifying Accountant.

     On October 19, 2000, the Company notified Ehrenkrantz Sterling & Co., LLC ("ESC") of its decision to dismiss the firm as its independent auditors. The decision to dismiss Ehrenkrantz Sterling & Co., LLC was approved by the Board of Directors of the Company. As of November 1, 2000 the Board of Directors has approved J.H. Cohn, LLP ("J.H. Cohn") as WCM Capital's independent auditors.

     During the fiscal year prior to the dismissal of ESC, there were no disagreements with ESC on any matter of accounting principals or practices, financial statements or disclosure, or auditing scope or procedure. Moreover, the accountants' report on the financial statements did not contain any adverse opinion, other than a statement with respect to the ability of the Company to continue as a going concern, nor was such statements qualified or modified as to uncertainty, audit scope or accounting principles.


Item 5. - Other Events


Item 7. Financial Statements and Exhibits

                     None

            Exhibits - Letter from Ehrenkrantz Sterling & Co. LLC dated 11/27/00



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WCM CAPITAL, INC.



                                                /s/ Robert Waligunda


Dated:  November 27, 2000                       -------------------------------
                                                Robert Waligunda, President